Exhibit 99.1

LIONSGATE® Corporate Overview April 2025 STARZ®

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to give an overview of the proposed separation of Lionsgate Studios Corp., a British Columbia corporation (“Lionsgate Studios”), which encompasses the motion picture and television studio businesses of Lions Gate Entertainment Corp., a British Columbia corporation (“Lionsgate”) (which owns approximately 87.8% of the issued and outstanding shares of Lionsgate Studios), from the other businesses of Lionsgate, including Lionsgate’s Media Networks segment (“Starz”) (the “Proposed Separation”). This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Proposed Separation. You also acknowledge and agree that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. Lionsgate, Lionsgate Studios and Starz, assume no obligation to update the information in this Presentation. Viewers of this Presentation should each make their own evaluation of Lionsgate, Lionsgate Studios and Starz, and of the relevance and adequacy of the information contained herein or disclosed orally and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. There can be no assurance that the Proposed Separation will be consummated. The Summary Risk Factors contained herein are not the only ones the parties face. Additional risks that the parties currently do not know about or that they currently believe to be immaterial may also impair their business, financial condition or results of operations. Forward-looking statements and risk factors All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share. These statements are based on management’s current estimations and analysis, are subject to various assumptions that the parties believe are reasonable at this time, whether or not identified in this Presentation, reflect the current expectations Lionsgate’s management as of the date of this Presentation and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of Lionsgate, Lionsgate Studios or Starz. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the ability to successfully or timely consummate the Proposed Separation, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the expected benefits of the Proposed Separation; the failure to realize the anticipated benefits of the Proposed Separation; the risk of litigation and/or regulatory actions related to the Proposed Separation; diversion of management time from ongoing business operations due to the Proposed Separation; and the other risk factors set forth in Lionsgate’s and Lionsgate Studios’ most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, and those factors discussed under the heading “Risk Factors” in the Registration Statement on Form S-4. These filings identify and address other important risks and uncertainties that could cause actual events and results to diverge materially from those contained in the forward-looking statements in this Presentation. If any of these risks materialize or Lionsgate’s, Lionsgate Studios’ or Starz’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Lionsgate, Lionsgate Studios or Starz presently know or that Lionsgate, Lionsgate Studios or Starz currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this Presentation. Lionsgate, Lionsgate Studios or Starz anticipate that subsequent events and developments will cause their assessments to change. It is not possible to predict all risks, nor assess the impact of all factors on their businesses or the extent to which any factor, or combination of factors, may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. In addition, the analyses of Lionsgate, Lionsgate Studios or Starz contained herein are not, and do not purport to be, appraisals or the securities, assets or business of Lionsgate, Lionsgate Studios, Starz or any other entity. While Lionsgate, Lionsgate Studios or Starz may elect to update these forward-looking statements at some point in the future, Lionsgate, Lionsgate Studios or Starz specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Lionsgate’s, Lionsgate Studios’ or Starz’s, assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of projections The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingences, many of which are beyond Lionsgate’s, Lionsgate Studios’ or Starz’s control. Lionsgate’s, Lionsgate Studios’ or Starz’s independent auditors did not audit, review, compile or perform any procedures with respect to such projections, estimates, or targets for the purpose of their inclusion in this Presentation, and accordingly, such auditors neither expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Presentation. While all projections, estimates, and targets are necessarily speculative, Lionsgate, Lionsgate Studios and Starz believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, or target extends from the date of preparation. The assumptions and estimates underlying projected, expected, or targeted results are inherently uncertain and are subject to a wide variety of risks and uncertainties, including but not limited to those mentioned in the immediately preceding section, that could cause actual results to differ materially from those contained in such projections, estimates, and targets. The inclusion of projections, estimates, and targets in this Presentation should not be regarded as an indication that Lionsgate, Lionsgate Studios, Starz or their respective representatives considered or consider such financial projections, estimates, and targets to be a reliable prediction of future events. See “Forward-looking Statements” above. To the extent any forward-looking information in this Presentation constitutes “future-oriented financial information” or “financial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the potential benefits of the Proposed Separation, and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out herein. The results of operations and estimated and forecasted revenue of Lionsgate, Lionsgate Studios and/or Starz may differ materially from management’s current expectations. Such information is presented for illustrative purposes only and may not be an indication of the actual future results of operations or earnings of Lionsgate Studios and/or Starz. 2

Disclaimer Industry and market data In this Presentation, Lionsgate Studios and Starz may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Lionsgate, Lionsgate Studios and Starz have not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information, and you are cautioned not to place undue weight on such information. Participants in the solicitation Lionsgate, Lionsgate Studios, Starz and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the Transactions. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Lionsgate’s and Lionsgate Studios’ shareholders in connection with the Transactions is set forth in the joint proxy statement/prospectus (the “Proxy Statement”). Additional information regarding these individuals and any direct or indirect interests they may have in the Transactions is set forth in the Proxy Statement and other relevant documents that are filed or will be filed with the SEC in connection with the Transactions. You may obtain free copies of these documents using the sources indicated above. Additional information regarding the interests of such individuals in the Transactions are included in the Proxy Statement. These documents may be obtained free of charge at the SEC’s website at www.sec.gov. Additional Information and Where to Find It This Presentation is being made in respect of the Transactions described in the Registration Statement on Form S-4 involving Lionsgate, Lionsgate Studios, Starz and Lionsgate Studios Holding Corp (“New Lionsgate”). In connection with the Transactions, Lionsgate filed with the SEC a Registration Statement on Form S-4 on March 13, 2025 and a Proxy Statement on March 14, 2025. Promptly after filing its Proxy Statement with the SEC, Lionsgate and Lionsgate Studios mailed the Proxy Statement and a proxy card to each shareholder of Lionsgate entitled to vote at the Meetings relating to the Transactions. This Presentation is not a substitute for the Proxy Statement or any other document that Lionsgate and Lionsgate Studios has filed or may file with the SEC or send to its shareholders in connection with the Transactions. INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LIONSGATE, LIONSGATE STUDIOS AND THE TRANSACTIONS. The materials filed by Lionsgate and Lionsgate Studios are available to Lionsgate’s investors and shareholders at no expense to them and copies may be obtained free of charge by directing a request to Lionsgate at 2700 Colorado Avenue, Santa Monica, CA 90404, Attention: Investor Relations or at tel: (310) 449-9200. In addition, all of those materials are available at no charge on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca. No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Lionsgate Studios, Starz or New Lionsgate. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this Presentation. 3

Value-Defining Separation is in the Best Interests of Lionsgate and its Shareholders LIONSGATE® STARZ Creates two highly differentiated companies in the media sector: Lionsgate Studios, one of the largest independent film and TV studios and overseer of a 20,000+ title library Starz, a profitable, digital-first premium streaming service with ~20MM subscribers, focused on women and underrepresented audiences Increases strategic and operational opportunities created by being pure play businesses Eliminates dual-class listing, allowing for a more diversified voting shareholder base and less complex investment opportunity Allows each business to attract investors aligned with its growth outlook and capital allocation 4

Separation Overview Lions Gate Entertainment Corp. (“LGEC” or the “Company”) is separating its Studio Business and its Media Networks Business into two independent, publicly-traded companies Lionsgate Studios Corp. (NYSE: LION) STARZ Entertainment Corp. (Nasdaq: STRZ) As part of the separation, the Company’s LGF/A and LGF/B shares will collapse into a single share-class before being exchanged for New LION and STRZ shares Each holder will receive: (i) in exchange for each LGF/A share they hold, 1.12 LION shares and 1.12 STRZ shares, and (ii) in exchange for each LGF/B share they hold, 1 LION share and 1 STRZ share (reflecting a 12% per share exchange premium for LGF/A holders relative to LGF/B holders) STRZ shares will then undergo a 15-to-1 reverse stock split and holders of STRZ shares will receive approx. 1 share for every 15 shares of STRZ they hold The transaction will require 2/3 approval of each LGF share class (LGF/A and LGF/B) Pre-Separation LION holders’ stake in New LION will remain at 12.2% Pre-Separation LION Holders LGF/A Holders LGF/B Holders For every 1 LGF/A share, holders will receive 1.12 shares of New LION For every 1 LGF/B share, holders will receive 1 share of New LION For every 1 Pre-Separation LION share, holders will receive a number of New LION shares intended to preserve 12.2% stake For every 1 LGF/A share, holders will receive 1.12 shares of STRZ For every 1 LGF/B share, holders will receive 1 share of STRZ Following the reverse stock split, for every 15 STRZ shares, holders will receive 1 STRZ share. LIONSGATE® STARZ 5

Overview LIONSGATE®

Lionsgate: A Diversified, Independent World-Class Content Company with the Scale of a Major Studio MOTION PICTURE $15Bn+ Global Box Office ~40 Releases Per Year (1) $1.5Bn LTM Revenue (2) TELEVISION 75 Active Series (3) Across 40+ Networks (3) 400+ Average Episodes Produced Annually (4) $1.5Bn LTM Revenue (2) LIBRARY 20K+ Films and TV Episodes $954MM LTM Reported Library Revenue (5) 3 ARTS ENTERTAINMENT One of the Leading Talent Management & Production Companies in the World 1,099 Major Award Nominations / 178 Major Award Wins (6) 335 / 71 Academy Award Nominations / Wins 396 / 47 Emmy Award Nominations / Wins 368 / 60 Golden Globe Nominations / Wins Notes: 1. Includes wide-release, multi-platform and direct-to-platform titles 2. Last Twelve Months (‘LTM’) as of 12/31/2024 3. Includes Scripted TV, Unscripted TV, Debmar Mercury, Pilgrim and distribution as of 2/11/2025. Does not include 3 Arts executive produced series 4. Average across scripted and unscripted content from FY2019 through February 2025; Does not include Debmar Mercury 5. As of 12/31/2024; Includes film and TV revenues; Reported Library Revenue is defined as revenue earned after the first cycle of sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales 6. Award numbers include created and acquired content LIONSGATE™ 7

40 Major Franchise Properties in Active Production, Development and Distribution Suzanne Collins Stephenie Meyer Ruben Fleischer Blumhouse Keanu Reeves Chad Stahelski Billy the Puppet Jennifer Grey 50 Cent Alexi Hawley Graham King Dallas Jenkins Carsey-Werner Spyglass Margot Robbie Seth Rogen Scott Delman A Great Big World STX Mary Louise Parker Alan Ritchson Luca Guadagnino CBS BBC Studios Kingdom Story Company Veronica Roth Paul Feig Blake Lively Destin Daniel Cretton Martin Scorsese Matthew Weiner AMC Renegade 83 Steven S. DeKnight Pilgrim Media Group Channing Tatum Blumhouse Marc Platt Spring Hill Lebron James Sylvester Stallone Netflix Edie Falco Gerard Butler Including at Least 16 Upcoming Feature Films, 20+ Television Series, More Than a Dozen Stage Plays, 5 Upcoming Video Games and Scores of Branded Attractions LIONSGATE™ 8

Franchises Drive Repeatable and Sustainable Growth (Film) John Wick 4 Films – $1Bn+ Global Box Office Spinoff Films: Ballerina, Donnie Yen / Caine John Wick 5 and John Wick Animated Prequel Announced TV Series: Released The Continental, Upcoming Series John Wick: Under the High Table John Wick AAA Game Las Vegas Experience The Hunger Games 5 Films – $3Bn+ Global Box Office Sunrise on the Reaping Book Sales Reach 1.5MM in 1st week, a Franchise Record 6th Film, Sunrise on the Reaping, in Theaters November 20, 2026 Stage Play Opening October 2025 Twilight 5 Films – $3Bn+ Global Box Office TV Series Midnight Sun (Netflix) Twilight World Concert Tour Dirty Dancing 1st Film Grossed $200MM+ at Global Box Office 3rd Film in Development Perennial Library Bestseller Broadway Musical in Development Saw 10 Films – $1Bn+ Global Box Office Saw Escape Room (Las Vegas) Saw the Ride (London) La La Land $440MM+ Global Box Office La La Land World Concert Tour Broadway Musical in Development Now You See Me 2 Films – $600MM+ Global Box Office 3rd Film Releasing in November 2025 Live Magic Touring Show Now You See Me 4 Announced LIONSGATE™ 9

Franchises Drive Repeatable and Sustainable Growth (TV) Ghosts Renewed for Seasons 5 & 6 One of Top 10 Nielsen-Rated Shows #1 Sitcom on CBS Among Key Demos (1) The Rookie Renewed for Season 8 on ABC Spinoff in Development at ABC One of Top 10 Nielsen-Rated Shows Mad Men 7 Seasons Record 4 Straight Best Drama Emmy Wins #1 Show on THR’s 50 Best TV Shows of the 21st Century Orange is the New Black 7 Seasons 4 Emmy Wins & 21 Nominations 1st Series Ever Licensed to Netflix Power 3 Hit Spinoffs 9.5MM+ Multi-Platform Viewers a Piece More Spinoffs in Development Nurse Jackie 7 Seasons 5 Emmy Wins & 24 Nominations Reboot Starring Edie Falco in Development Weeds 8 Seasons 2 Emmy Wins & 14 Nominations 1 Golden Globe Win & 10 Nominations Sources: The Hollywood Reporter, Nielsen, L+3 Data Note: 1. Key demos include P18-34, P18-49 and P25-54 LIONSGATE™ 10

Robust and Diversified Motion Picture Production with Approximately 40 Releases per Year Motion Picture Pipeline Drives Future Growth and Library Value Existing Tentpole Franchises 1-2 Releases Per Year New Blockbuster IP Adaptations 1 Release Per Year New Franchise Opportunities 3-4 Releases Per Year Low-Cost Commercial Bets 5-7 Releases Per Year LIONSGATE™ 11

A Leading Producer of Television Content for Streaming and Linear Platforms Maintaining Scripted Leadership In Development Active Series (1) 150+ Projects ~20 Series Scripted Originals and Renewals Recent and Upcoming Premieres New Productions and Development Successful Distribution Initiatives Strengthening Unscripted 20+ Projects ~35 Series Expanding Lower-Cost Int’l Co-Productions ~10 Series Scaling Talent and Production At 3 Arts ~45(2) Series Notes: 1. Includes Scripted TV, Unscripted TV, Debmar Mercury, Pilgrim and distribution, does not include 3 Arts executive produced series, active series defined as those in some stage of production 2. Includes series whereby 3 Arts was an executive producer or acted in a studio capacity in FY2024; includes back-end participations on series LIONSGATE™ 12

The Global Products & Experiences Group Expands Lionsgate’s Iconic Properties and Creates Significant Growth Opportunities THEME PARKS IMMERSIVE EXPERIENCES & LIVE ENTERTAINMENT GAMES & INTERACTIVE VENTURES Lionsgate Zone Motiongate Dubai, Opened 2017 Expansion Opened 2022 Official SAW Escape Las Vegas, Opened 2018 John Wick Experience Las Vegas, Opened February 2025 John Wick AAA Video Game In Development Lionsgate Entertainment World Indoor Theme Park, Hengqin, China Opened 2019 The Hunger Games on Stage Opening in London October 2025 La La Land – The Musical (1) Coming to Broadway in 2026 Roblox First Immersive Movie Store Launched February 2025 Notes: this page only includes select examples of Global Products & Experiences initiatives 1. There are currently over a dozen Live Stage shows open, in development or in production LIONSGATE™ 13

Lionsgate’s 3 Arts Entertainment, One of the World’s Leading Talent Management and Production Companies PRODUCTION EXPERTISE 3 Arts and Lionsgate Television Co-Productions Manages A-list client roster of directors, writers, showrunners, actors and comedians Prolific production business including strong co-production track record with Lionsgate Studios LIONSGATE™ 14

Lionsgate Consistently Grows and Refreshes its Content Library CONTENT INVESTMENT AND FOCUS ON RIGHTS RETENTION... ~$20Bn Content Investment Since Inception (1) ~$1.3Bn Average Annual Content Investment (2) ...COMPLEMENTED BY STRATEGIC COMPANY AND LIBRARY ACQUISITIONS... ...CREATES A UNIQUE AND GROWING LIBRARY ASSET Motion Picture and Television Library Revenue Notes: 1. FY1997 to FY2024 2. Represents FY2019 to FY2024 average LIONSGATE™ 15

STARZ® Overview

STARZ: a leading premium Pay-TV & OTT Service in the US and Canada Profitable premium streaming service that has successfully pivoted to digital ~70% Digital revenue Built and priced to be a platform-agnostic complementary service $10.99 $15.74 (Avg.) Valuable & scalable demos – women & underrepresented audiences Best value service with robust portfolio of originals, theatrical output & library Technology capabilities and digital infrastructure to bundle & consolidate Proven track record of building successful franchises STARZ® 17

The only network to have executed a profitable digital transformation Revenue transition in less than 5 fiscal years STARZ OTT Revenue STARZ Linear Revenue Total STARZ Revenue DIGITAL TRANSFORMATION OF REVENUE ~70% OTT Revenue Growth 10x Since Launch STARZ maintained stable revenue while linear TV revenue declined industry-wide -12%1 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 $MM, unless otherwise noted NOTES: Revenue based on FY2024 actuals; includes US and Canada networks revenue; excludes distribution revenue related to off-platform content licensing. 1 Industry-wide linear revenue decline is based on total domestic affiliate fees and advertising revenue, excluding retrains and the impact from the Olympics. Source: MoffettNathanson STARZ® 18

STARZ series are some of the biggest hits in the industry Outperforms some of broad-based streamers top shows with a smaller footprint Show Hours viewed per subscriber Total hours viewed (MM) Fool Me Once S1 95.6 House of the Dragon S2 42.4 Ghost S4 Part 1 21.1 Ted Lasso S3 16.4 BMF S3 18.8 Fallout S1 100.2 Masters of the Air S1 12.7 Shogun S1 22.3 The White Lotus S2 11.7 Succession S4 11.4 NOTES: Select top-performing series, Nov. 2022 to Aug. 2024; hours viewed per Nielsen. STARZ data from internal sources. Includes viewership 4 weeks after premiere on App, PVC, Apple+ and viewership within first month after premiere on all other platforms. Competitor internal data likely higher than Nielsen results. Per Nielsen, Ghost 4A delivered 9.7M hours and BMF S3 7.2M hours in the first 28 days after premiere. Subscriber estimates per SNL Kagan, Q2 2024. Linear viewership not included. STARZ® 19

STARZ is better-positioned than linear cable networks STARZ TRADITIONAL CABLE NETWORKS Linear Advertising Exposure Pay-TV Bundle Exposure Percent of Revenue from Digital Revenue Trajectory (Prior 2 Years) Adj. OIBDA Margin Trajectory (Prior 2 Years) Adj. OIBDA Margin Outlook Valuation2 (EV/Adj. OIBDA Multiple) NONE LOW ~70%1 STABLE STABLE EXPANDING ~3.0X HIGH HIGH LIMITED DECLINING DECLINING DECLINING ~4.5 - 6.0X NOTES: 1 Anticipated revenue from OTT by end of FYE25. 2 Implied valuation of STARZ is based on the average daily trading price of Lions Gate Entertainment Corp. (NYSE: LGF/A, LGF/B) and Lionsgate Studios Corp. (NASDAQ: LION) from January 1, 2025 through April 15, 2025. For reconciliation of Operating Income (Loss) to Adjusted OIBDA, please see the Company’s most recent earnings release, dated February 6th, 2025. STARZ® 20

ALWAYS PROFITABLE EVEN THROUGH DIGITAL TRANSITION DIGITAL TRANSFORMATION OF REVENUE OTT ~70% END-TO-END IN – HOUSE & DATA-DRIVEN SUBSCRIBER OPS 5 SHOWS 9-12MM MULTIPLATFORM VIEWERS PER EPISODE PARTNER OF CHOICE 4.0 4.8 4.6 APP RATING* *APPLE APP STORE (AS OF 01/25) 21

LIONSGATE® STARZ®